THOR AdaptiveRisk Dynamic ETF

THMR

SUMMARY PROSPECTUS

April 2, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 2, 2026, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.thorfunds.com. You can also obtain these documents at no cost by calling 1-800-974-6964 or by sending an email request to Fulfillment@ultimusfundsolutions.com. Shares of the Fund are listed and traded on the New York Stock Exchange (the “Exchange”).

Investment Objective: The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(1)(2)	0.25%
Total Annual Fund Operating Expenses(1)	1.10%
(1)	Estimated for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$112	$350

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this Prospectus.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by employing a multi-strategy approach where the investment sub-adviser, Ai Alpha LLC (the “Sub-Adviser”) allocates the Fund’s assets among different strategies. The Fund will invest in stocks, exchange-traded funds (“ETFs”) and leveraged ETFs that invest in equities, fixed income, commodities (including gold), and alternatives (including cryptocurrencies). The Fund may have indirect exposure to cryptocurrency (bitcoin and Ethereum) through exchange-traded products, subject to the applicable regulatory requirements. The Sub-Adviser optimizes allocations based on a risk-first framework, an approach in which hypothetical portfolio allocations are evaluated primarily with reference to portfolio risk characteristics, including volatility, rather than solely on returns, and are optimized based on the application of mathematical optimization functions. The Sub-Adviser may use mathematical research tools, such as Darwin, proprietary analytics and risk monitoring tools, third-party market data and research platforms and internal portfolio construction and scenario analysis tools, in its model portfolio construction process.

The Sub-Adviser inputs data, including the eligible universe of stocks and ETFs, volatility references, disclosed constraints and performance data into Darwin and specifies the weighting of such criteria and specific composition ranges of particular securities. Darwin produces a hypothetical allocation of stocks and ETFs based on such inputs for the Sub-Adviser’s consideration in constructing a model portfolio for the Fund. The Sub-Adviser may run any number of hypothetical allocations, including mathematical optimizations, across multiple allocation sleeves, in order to determine the desired model portfolio for the Fund. The Sub-Adviser manually modifies the allocation outputs from Darwin in the Sub-Adviser’s discretion prior to conveying signals to the Adviser, and the Adviser may make additional modifications to the model portfolio in its discretion to manage liquidity or execution risks. The Sub-Adviser considers a number of external factors in modifying the model portfolios output by Darwin, including the applicable fiduciary and regulatory obligations, market liquidity conditions, transaction costs, portfolio diversification considerations and other risk management considerations. In addition to the

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allocation output received by Darwin, the Sub-Adviser considers other factors, including market liquidity, transaction costs, diversification and risk exposure considerations and other portfolio management considerations, in constructing the Fund’s model portfolio.

Risk Management

The Sub-Adviser employs a risk-first approach and targets a 15% standard deviation (an annualized volatility reference used as a user-defined input to the Darwin optimization objective function when determining portfolio allocations) to determine strategy allocations. This approach is designed to attempt to ensure that portfolio allocations remain within the Sub-Adviser’s predefined risk threshold for the Fund. By actively managing risk, rather than solely chasing returns, the Sub-Adviser aims to enhance risk-adjusted performance, improve consistency by lowering volatility, and shorten drawdown recovery periods. The Sub-Adviser dynamically adjusts capital among strategies based on risk-adjusted performance, attempting to direct capital flows to the most effective strategies at any given time.

Competitive Allocation Model

The internal strategy sleeves developed by the Sub-Adviser using the Darwin tool must demonstrate consistent performance to retain allocations. Underperforming strategies receive reduced allocations, while outperforming ones gain a greater share of capital of the Fund. This approach is designed to attempt to ensure an adaptive and optimized portfolio.

Diversification Across Multiple Dimensions

The Fund incorporates strategies ranging from trend-following (aiming to capitalize from market trends), risk-parity (allocating risk equally across various components of an investment portfolio), momentum (aiming to capitalize on the continuance of existing trends in the market, buying rising securities and selling them when they appear to have peaked), and mean reversion (capitalizing on asset prices that have deviated from their historical mean in anticipation that prices will revert to long-term averages). The Fund includes strategies investing in equities, fixed income, commodities, and alternatives, to attempt to ensure broad market exposure and reduced correlation risk. The allocations span weekly, monthly, and quarterly rebalancing strategies, reducing reliance on any single timeframe. The Fund may have significant exposure to the technology sector.

Adaptive Rebalancing and Portfolio Evolution

The Fund rebalances dynamically, with the Sub-Adviser using Darwin to evaluate portfolio exposure and generating model-based allocation recommendations. The Sub-Adviser reviews model outputs in consideration of a number of factors, including without limitation market liquidity, transaction costs, diversification and risk exposure considerations and other portfolio management considerations, and provides allocation signals to the Adviser. The Adviser implements, modifies, or disregards the Sub-Adviser’s recommendations in its discretion when determining the Fund’s portfolio allocations.

By combining risk optimization, competitive capital allocation, and multi-strategy diversification, the Fund seeks to deliver superior risk-adjusted returns with enhanced consistency and drawdown protection compared to traditional passive strategies.

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Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

Active Management Risk. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which shares will trade at premiums or discounts to NAV. The Sub-Adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of shares and failure to achieve its investment objective. The Sub-Adviser is a recently formed adviser with no prior experience managing ETFs.

Allocation Risk. If the Fund’s strategy for allocating assets among different strategies does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Alternative Investments Risk. Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. An investment in alternative investment products is speculative, involves substantial risks, and should not constitute a complete investment program.

Authorized Participant Risk. Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that APs exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. AP concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodities Risk. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

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o	Gold Risk. The price of gold may be volatile. The price of gold can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Gold prices may be influenced by the fact that physical gold has sales commission, storage, insurance, and auditing expenses, which may tend to reduce trading and liquidity.

Cryptocurrency Risk. Cryptocurrency (notably, Bitcoin and Ethereum), often referred to as “virtual currency” or “digital currency,” operates as a decentralized, peer-to-peer financial exchange and value storage that is used like money. Cryptocurrencies operate without central authority or banks and are not backed by any government. Cryptocurrencies may experience very high volatility, and related investment vehicles that invest in cryptocurrencies may be affected by such volatility. Cryptocurrency is not legal tender. Federal, state or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. Cryptocurrencies exchanges are new, largely unregulated, and may be more exposed to fraud.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by a fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

ETF Structure Risks. The Fund is structured as an ETF, and as a result, is subject to the special risks, including:

o	Not Individually Redeemable. Shares of the Fund (“Shares”) are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
o	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on the New York Stock Exchange (“NYSE” or the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the Shares.
o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

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Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Share price and total return to be reduced and fluctuate more than other types of investments.

Leveraged ETF Risk. Investing in leveraged ETFs amplifies the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Limited History of Operations Risk. The Fund is a new ETF with a limited history of operations for investors to evaluate.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, military conflicts, geopolitical events, regulatory events, tariffs and trade wars and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market.

Models and Data Risk. Like any quantitative analysis, the Sub-Adviser’s investment model carries a risk that the model used might be based on one or more incorrect assumptions, including as a result of the Sub-Adviser’s incorrect assumptions and assessment with respect to the quality and/or relevance of the inputs and relationship between inputs. The possibility of an inaccurate or incorrect assessment of machine learning data can negatively impact the effectiveness of the model. Rapidly changing and unforeseen market dynamics could lead to a decrease in the short-term effectiveness of the model and could have an adverse effect on the securities selected for the Fund. No assurance can be given that the Fund will be successful under all or any market conditions. To the extent the algorithm does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value.

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Sector Exposure Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

o	Technology Sector Risk. The Fund is likely to be more adversely affected by any negative performance of the technology sector than funds that have more diversified holdings across a number of sectors. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

Smaller Fund Risk. A smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long-term. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation. Receipt of a liquidation distribution may have negative tax consequences for shareholders.

Underlying Funds Risk. Underlying ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund is higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Through its investments in Underlying Funds, the Fund is subject to the risks associated with the Underlying Funds’ investments.

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. In addition, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information is available at no cost by visiting www.thorfunds.com or by calling 1-800-974-6964.

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Investment Adviser: THOR Analytics, LLC, dba THOR Financial Technologies, LLC

Sub-Adviser: Ai Alpha LLC

Portfolio Manager: Sudhir Holla has served the Fund as the Fund’s portfolio manager since April 2026.

Purchase and Sale of Fund Shares: The Fund issues and redeems Shares at NAV only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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